UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                               THERMOGENESIS CORP.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100





To the Stockholders of ThermoGenesis Corp.:



     You are cordially invited to attend a Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held at 9:00 a.m. (PDT), on December 5, 2005, at ____________________________.

     At the meeting, you will be asked to approve an amendment to and restatement of the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000.

     The accompanying Notice of the Special Meeting of Stockholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.





                             -------------------------------------
                             Philip H. Coelho, Chairman of the Board and
                             Chief Executive Officer

October 18, 2005

Rancho Cordova, California

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD DECEMBER 5, 2005



     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company"), a Delaware corporation, will be held at __________________________on December 5, 2005, at 9:00 (PDT) for the following purpose:

     1. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock by 20,000,000 shares.

     The Board of Directors of the Company has fixed the close of business on October 18, 2005, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

                               By Order of the Board of Directors





                               --------------------
                               David C. Adams
                               Corporate Secretary

October 18, 2005

Rancho Cordova, California






                             YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S CORPORATE SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

     We are furnishing this proxy statement to you in connection with a Special Meeting of Stockholders of ThermoGenesis Corp. (the "Company") to be held on December 5, 2005, at 10:00 a.m. (PDT) at ____________________, and at any
postponement or adjournment thereof (the "Meeting").

     Only stockholders of record on October 18, 2005, are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also refer to the Company.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the amendment to the certificate of incorporation to increase the authorized shares of common stock. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by:
(i) filing with the  Company  written  notice of its  revocation  addressed  to:
Corporate Secretary, ThermoGenesis Corp., 2711 Citrus Road, Rancho Cordova, California 95742, (ii) submitting a duly executed proxy bearing a later date, or
(iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     This proxy is solicited on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company's stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview, and the Company has retained Ryan and Associates as our proxy solicitor for a fee.

     This Proxy Statement and form of proxy were first mailed on November 3, 2005 to stockholders of record as of October 18, 2005.


                          RECORD DATE AND VOTING RIGHTS

     Pursuant to a prior vote the Company is currently authorized to issue up to 60,000,000 shares of Common Stock, $0.001 par value and 2,000,000 shares of Preferred Stock, $0.001 par value. As of October 18, 2005, 45,929,944 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 18, 2005.

     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.

     Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of quorum is required to approve all other proposals. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

                                    PROPOSAL

          AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

     The Board of Directors approved and recommends that the stockholders approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000 shares. The number of authorized shares of the Company's preferred stock will not be affected by the proposed increase. The amendment will not result in any changes to the issued and outstanding shares of common stock of the Company and will only affect the number of shares that may be issued by the Company in the future.

Reasons for the Proposal

     The primary purpose of this amendment to our Certificate of Incorporation is to make available for future issuance by us additional shares of common stock and to have a sufficient number of authorized and unissued shares of common stock to maintain flexibility in our corporate strategy and planning. Such corporate purposes might include acquiring other businesses in exchange for shares of the Company's common stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend;
flexibility for possible future financings; and attracting and retaining valuable employees and directors through the issuance of additional stock options or awards. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance in the future. The Company currently has no plans, understandings or agreement for the issuance or use of additional shares of common stock to be authorized under this Proposal.

     As of October 28, 2005, there were 45,929,944 shares of common stock outstanding, 2,354,680 shares reserved for previously granted options, and 600,749 shares reserved for previous issued warrants. Additionally, a total of 615,578 shares have been set aside for future issuance under the Company's equity incentive plans. Therefore, the Company currently has 10,499,049 authorized, unissued and unreserved shares of common stock available for future issuance. If this proposal is not adopted, the Company will have relatively few additional shares of common stock available for employee retention, financings, acquisition or other corporate purposes.

     In the past, the Company has utilized authorized but unissued shares for acquiring additional working capital and for incentives for employees, directors and consultants. At the present time there are no specific plans, arrangements or understandings in existence or in process for any public or private financing or issuance of shares in an acquisition. The Company's current shares outstanding and shares reserved for issuance as of October 28, 2005, constitute in the aggregate 83% of its current authorized shares. Therefore, the Board of Directors has determined that it is desirable for the Company to increase the number of shares of authorized common stock in order to meet needs that may arise from time to time in the future.

Amendment

     If this proposal is adopted by the stockholders, Article 4 of the Sixth Amended and Restated Certificate of Incorporation will be amended to read as follows:

          "The Corporation is authorized to issue two classes of stock, designated Common Stock, $0.001 par value ("Common Stock") and Preferred Stock, $0.001 par value ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is Eighty Two Million (82,000,000). The total number of shares of Common Stock is Eighty Million (80,000,000) and the total number of shares of Preferred Stock is Two Million (2,000,000).

          Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of Preferred Stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

          A copy of the Sixth Amended and Restated Certificate of Incorporation is attached as Exhibit A.

Delaware Franchise Tax

     If the Proposal is adopted, the Company's authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.

Potential Anti-Takeover Aspects

     Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, for a takeover of the Company. Although the Board of Directors does not have the present intention to use the additional authorized shares as an anti-takeover device, the issuance of additional common stock could have the effect of diluting the stock ownership of persons seeking control of the Company and the possibility of such dilution could have a deterrent effect on persons seeking to acquire control. For example, shares of common stock can be privately placed with purchasers who support a board of directors in opposing a tender offer or other hostile takeover bid, or can be issued to dilute the stock ownership and voting power of a third party seeking a merger or other extraordinary corporate transaction. Accordingly, the power to issue additional shares of common stock could enable the Board of Directors to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board of Directors.

Principal Effects on Outstanding Common Stock

     The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder's proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. If approved, the amendment to the certificate of incorporation will be effective upon filing with the Secretary of State for Delaware.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THIS PROPOSAL ON THE PROXY CARD.

                                 OTHER BUSINESS

     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

     ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

                                By Order of the Board of Directors



                                ---------------------
                                David C. Adams,
                                Corporate Secretary

October 18, 2005
Rancho Cordova, California

 PROXY


                               THERMOGENESIS CORP.

                                2711 Citrus Road

                            Rancho Cordova, CA 95742

                            Telephone (916) 858-5100

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Philip H. Coelho and Kevin Simpson as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of ThermoGenesis Corp. held of record by the undersigned as of October 18, 2005, at the Annual Meeting of Stockholders to be held at ___________________, at 9:00 a.m., (PDT), on December 5, 2005, and any
adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. |X|

1. Approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 80,000,000.

               [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL ONE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ___________, 2005



Signature ______________________



Signature ______________________


                                  Common Stock

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       Exhibit A